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                                                                    Exhibit 23.3


                  CONSENT OF INDEPENDENT CHARTERED ACCOUNTANTS
                  --------------------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our report dated January 26, 2001 relating to the financial statements which appear in Corel Corporation's Annual Report on Form 10-K for the year ended November 30, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP                                      Ottawa, Canada
Chartered Accountants                                             July 6, 2001